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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22445

Pinnacle Capital Management Funds Trust
(Exact name of registrant as specified in charter)

507 Plum Street, Suite 120 Syracuse, NY	13204
(Address of principal executive offices)	(Zip code)

Capital Services, Inc. 615 S. Dupont Hwy. Dover, DE 19901
(Name and address of agent for service)

With a copy to:

Jesse D. Hallee, Esq.

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

Registrant's telephone number, including area code:	(315) 234-9716

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)

1789 Growth and Income Fund

Class P Shares	(PSEPX)
Class C Shares	(PSECX)

ANNUAL REPORT

October 31, 2021

1789 GROWTH AND INCOME FUND LETTER TO SHAREHOLDERS (Unaudited)	December 2021

Dear Shareholders,

2022 will be remembered for the fastidious ways that countries around the world moved to protect their citizens against the formidable COVID-19 virus. As it stands today, the accelerating pace of vaccinations is reason to be optimistic. Eventually, we will be able to return to a more normal environment. The central question facing the market is what will happen along the way. The path is uncertain.

When the pandemic began, an unprecedented amount of fiscal and monetary stimulus sparked an economic recovery large enough to bring employment back into line in a very short time. The economy faces different challenges today - most notably the potential for unpredictable outbreaks in virus variants. If the existing vaccines prove effective, then many economies should be able to withstand intermittent closings of international and state borders, cancelled flights, and shut down stores.

Unfortunately, policies built to limit the spread of the virus and boost growth have created a new challenge which wasn’t predictable even just one year ago: inflation.

During the outset of the virus, companies were forced to adjust to a rapid decline in demand; they cut expenses, closed stores and manufacturing facilities and restructured deals with their vendors. As the effect of fiscal policy and vaccinations kicked in however, companies were left scrambling to meet the soaring demand. Since many industries essential to delivering final goods, such as energy and transportation and manufacturing, had reduced their capacity, companies rushing to stock their shelves had to pay shockingly higher prices.

Up until a few months ago, the Federal Reserve (the “Fed”), economists and many investors assumed that a limited group of industries would face this challenge and that price pressure would abate in the coming year. Unfortunately, prices have continued to rise across the board. Supply takes time to come back on-line and this time Covid policies are inhibiting both trade and transportation.

To date, many companies have been able to pass along part of the higher costs to consumers. Persistent higher costs will hit demand unless factors like increased wages filter down to consumers. However, inflation is a slippery slope and higher wages could lead to even higher costs and sustainably higher prices.

One way to limit inflation pressure is to raise interest rates. The Fed has already signaled that it now believes inflation is here to stay and that it will tighten policy over the next few years. Rates have been low for a long period of time helping to support assets prices as well as major industries such as housing. Importantly, while Fed policy has certainly contributed to outstanding stock returns it has also helped push investor expectations to historically high levels. If the path of interest rates becomes increasingly uncertain it could cause expectations to revert toward their long-term averages. In that case we should expect a period of uneven, below average investment returns.

The bottom line is that we remain excited about the potential for upside from both our style of investing and importantly for our portfolio for individual, unique and differentiated investments over the medium and long term.

With that I will review the year and performance below.

Performance

As we mentioned before, markets in general have delivered outstanding returns over the past year.

For the fiscal year ended October 31, 2021, the 1789 Growth and Income Fund’s (the “Fund”) Class P shares and Class C shares were up 30.26% and 29.02%, respectively.

For the calendar year-to-date period ended December 21, 2021, the Fund’s Class P shares and Class C shares rose 21.68% and 20.54%, respectively.

Broader markets such as the S&P 500 and value-oriented strategies like the S&P High Yield Dividend Aristocrats and the Dow Jones U.S. Select Dividend Index delivered exceptional returns over the past 1 year of 42.91%, 38.10% and 47.99% as well as solid returns year-to-date of 25.51%, 21.83% and 28.86%, respectively.

Over the past 3 years, the annualized returns for equity markets have exceeded their long-term average. The Fund’s Class P shares and Class C shares have returned 13.11% and 11.99%, respectively while the same indexes have returned 21.48%, 13.39% and 11.72%, respectively.

One major factor holding back the Fund’s performance is that it is less volatile than its benchmarks. For example, one notable measure of volatility is the standard deviation of returns; the higher the standard deviation, the riskier the investment. The Fund’s standard deviation over the past three years is only 14.1% while those same indexes are far riskier at 18.49%, 18.33% and 20.79%, respectively. Clearly investors have been rewarded for higher volatility and higher risk strategies over the past few years.

Another way to look at the difference in performance and risk is through sector exposure. The S&P 500 holds a substantial percentage of growth-oriented technology and media stocks (over 40% of the index combined) which have notably outperformed the broad market over the past several years. Many of these companies reinvest all their profits instead of paying dividends making poor candidates for the Fund. As a result, the Fund can struggle to keep up with returns when growth strategies are in favor. However, investor preferences do change and if market momentum slows technology assets are especially vulnerable to decline.

As their standard deviation shows, value-style strategies also have exposure to risky sectors. In fact, the Dow Jones U.S. Select Dividend Index is up nearly 48% over the past year due in part to its exposure to deep cyclical industries like energy and banks. While these sectors have some value characteristics, the cyclical nature of their profits make them high risk investments. Companies that raise their dividend when commodity prices are soaring and the economy is roaring, often cut the dividend when demand falls, and growth slows. The

Fund is focused on stable as well as growing dividends, so many deep cyclical companies do not meet both rules. Over the last year, a lack of exposure to these groups made it difficult to outperform riskier value strategies.

While many high-risk high-reward sectors have been the top performers, the investment environment could change quickly. In fact, over the past 6 months (June 30 through December 21), the Fund shares are up 8.73% and 8.20%, respectively. While this is in-line with the S&P 500 at 8.90%, it is well ahead of the S&P High Yield Dividend Aristocrats and the Dow Jones U.S. Select Dividend Index which are up 3.90% and 4.18%, respectively.

Investment Highlights

The Fund’s top returners year-to-date through December 21, 2021, were Interpublic Group, up 62%, Home Depot, up 50%, First American Financial, up 50%, CoreSite Reality, up 42% and Kroger, up 41%. The bottom performers were Packaging Corporation of America, down 2.5%, Lockheed Martin, down 2% and Mastercard, down 1%.

Interpublic Group fits our strategy offering a solid 3% yield and attractive dividend growth of 10% over the past 5 years. The company is focused on integrating proprietary data and analytics into its advertising and marketing strategies. The data that it captures is particularly relevant in today’s market which values privacy and the ethical use of information by ad companies.

Home Depot sits squarely in front of one of the largest opportunities in retail: home improvement. Rising home prices and a pandemic-driven explosion in projects are driving higher volume and larger tickets. New capabilities to services pros could take growth to a new level, while pricing pressure and higher mortgages rates are the biggest challenges. Despite the big run in the shares, the yield is still above the market and the dividend growth has been in the teens for the last 5 years.

First American Financial is a mid-cap stock and just one of a handful of Mortgage Title Insurers in the country. The shares yield nearly 3% and the annual dividend growth has accelerated to over 10%. Market conditions and fundamental drivers are in place to support all three business segments: the new purchase market (higher home prices), refinancing (low rates) and commercial mortgages (reopening of city locations). Technology investments have pushed margins to record highs and helped the firm innovate in the face of new financial tools, such as blockchain.

Kroger has a solid core business, an above market yield and outstanding dividend growth which has accelerated to over 15% in the past year. The firm has leveraged investments in digital infrastructure and distribution centers putting it on the forefront of key trends in on-line purchasing and home-delivery. Impressive growth is already happening through these platforms while new opportunities and partnerships are just starting to materialize.

CoreSite Reality is a mid-cap REIT focused on building data centers. The firm was acquired by American Tower in November.

The poor performers have been pressured by rising costs (Packaging Corp.), travel restrictions (Mastercard), and government budget pressure (Lockheed Martin). Despite near term challenges, these companies have attractive yields and growing dividends, which supports the Fund strategy.

Conclusion

Overall, the economy and the markets face different challenges than during the onset of the virus. The response cannot be the same as before. Fiscal policy is tapped out, monetary policy is tightening, and truly restructuring the supply chain will take investment and time. A likely result of these factors is persistent inflation pressure and higher interest rates.

Despite the challenges to the overall market, we think that dividend and dividend growth stocks are well positioned for this environment. For example, companies that can grow their annual dividends beyond the pace of inflation can protect purchasing power and real returns for investors. Additionally, if the outlook for growth becomes uncertain, dividend paying investments tend to be less volatile than overall market. Lastly, our portfolio of investments includes company-specific growth drivers which makes them less correlated to the fluctuations in the market.

Paul A. Tryon, CFA

1789 GROWTH AND INCOME FUND - CLASS P
PERFORMANCE INFORMATION
October 31, 2021 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
1789 Growth and Income Fund - Class P, S&P 500 Index, S&P High Yield Dividend Aristocrats Index and Dow Jones U.S. Select Dividend Index

Average Annual Total Returns (for periods ended October 31, 2021)
	One Year	Three Years	Five Years	Since Inception(b)
1789 Growth and Income Fund - Class P (a)	30.26%	13.11%	9.70%	8.46%
S&P 500 Index	42.91%	21.48%	18.93%	15.55%
S&P High Yield Dividend Aristocrats Index	38.10%	13.39%	12.82%	12.30%
Dow Jones U.S. Select Dividend Index	47.99%	11.72%	11.33%	11.63%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Commencement of operations was August 26, 2013.

1789 GROWTH AND INCOME FUND - CLASS C
PERFORMANCE INFORMATION
October 31, 2021 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
1789 Growth and Income Fund - Class C, S&P 500 Index, S&P High Yield Dividend Aristocrats Index and Dow Jones U.S. Select Dividend Index

Average Annual Total Returns (for periods ended October 31, 2021)
	One Year	Three Years	Five Years	Ten Years
1789 Growth and Income Fund - Class C - Without CDSC (a)	29.02%	11.99%	8.60%	7.76%
1789 Growth and Income Fund - Class C - With CDSC (a)	28.02%	11.99%	8.60%	7.76%
S&P 500 Index	42.91%	21.48%	18.93%	16.21%
S&P High Yield Dividend Aristocrats Index	38.10%	13.39%	12.82%	13.41%
Dow Jones U.S. Select Dividend Index	47.99%	11.72%	11.33%	12.76%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1789 GROWTH AND INCOME FUND
PORTFOLIO INFORMATION
October 31, 2021 (Unaudited)

Sector Diversification vs. S&P 500 Index (% of Common Stocks)

Top 10 Equity Holdings

Security Description	% of Net Assets
Republic Services, Inc.	6.1%
CME Group, Inc.	5.9%
Interpublic Group of Companies, Inc. (The)	5.9%
UnitedHealth Group, Inc.	5.0%
Kroger Company (The)	5.0%
Fidelity National Financial, Inc.	5.0%
Home Depot, Inc. (The)	4.9%
NextEra Energy, Inc.	4.9%
CoreSite Realty Corporation	4.9%
First American Financial Corporation	4.9%

1789 GROWTH AND INCOME FUND SCHEDULE OF INVESTMENTS October 31, 2021
COMMON STOCKS — 80.1%	Shares	Value
Communications — 5.9%
Advertising & Marketing — 5.9%
Interpublic Group of Companies, Inc. (The)	53,200	$1,945,524

Consumer Discretionary — 4.9%
Retail - Discretionary — 4.9%
Home Depot, Inc. (The)	4,375	1,626,362

Consumer Staples — 5.0%
Retail - Consumer Staples — 5.0%
Kroger Company (The)	41,250	1,650,825

Financials — 20.7%
Banking — 4.9%
JPMorgan Chase & Company	9,500	1,613,955

Institutional Financial Services — 5.9%
CME Group, Inc.	8,850	1,951,867

Specialty Finance — 9.9%
Fidelity National Financial, Inc.	34,200	1,638,522
First American Financial Corporation	22,200	1,623,708
		3,262,230
Health Care — 5.0%
Health Care Facilities & Services — 5.0%
UnitedHealth Group, Inc.	3,600	1,657,692

Industrials — 10.2%
Aerospace & Defense — 4.1%
Lockheed Martin Corporation	4,100	1,362,512

Commercial Support Services — 6.1%
Republic Services, Inc.	14,850	1,998,810

See accompanying notes to financial statements.

1789 GROWTH AND INCOME FUND SCHEDULE OF INVESTMENTS
COMMON STOCKS — 80.1% (Continued)	Shares	Value
Materials — 9.6%
Chemicals — 4.9%
Celanese Corporation	9,950	$1,607,024

Containers & Packaging — 4.7%
Packaging Corporation of America	11,250	1,545,413

Real Estate — 9.9%
REITs — 9.9%
CoreSite Realty Corporation	11,400	1,624,044
Crown Castle International Corporation	9,000	1,622,700
		3,246,744
Technology — 4.0%
Technology Services — 4.0%
Mastercard, Inc. - Class A	3,950	1,325,304

Utilities — 4.9%
Electric Utilities — 4.9%
NextEra Energy, Inc.	19,050	1,625,537

Total Common Stocks (Cost $17,742,081)		$26,419,799

MONEY MARKET FUNDS — 19.6%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.01% (a) (Cost $6,452,988)	6,452,988	$6,452,988

Total Investments at Value — 99.7% (Cost $24,195,069)		$32,872,787

Other Assets in Excess of Liabilities — 0.3%		108,010

Net Assets — 100.0%		$32,980,797

(a)	The rate shown is the 7-day effective yield as of October 31, 2021.
See accompanying notes to financial statements.

1789 GROWTH AND INCOME FUND STATEMENT OF ASSETS AND LIABILITIES October 31, 2021
ASSETS
Investments in securities:
At cost	$24,195,069
At value (Note 2)	$32,872,787
Receivable for capital shares sold	400
Receivable for investment securities sold	1,322,458
Dividends receivable	13,730
Other assets	1,500
TOTAL ASSETS	34,210,875

LIABILITIES
Payable for capital shares redeemed	11,500
Payable for investment securities purchased	1,041,878
Accrued investment advisory fees (Note 4)	39,995
Accrued service fees (Note 4)	6,299
Accrued distribution plan fees (Note 4)	130,406
TOTAL LIABILITIES	1,230,078

NET ASSETS	$32,980,797

Net assets consist of:
Paid-in capital	$23,841,488
Distributable earnings	9,139,309
NET ASSETS	$32,980,797

PRICING OF CLASS P SHARES
Net assets applicable to Class P Shares	$13,778,618
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	820,499
Net asset value, offering price and redemption price per share (Note 2)	$16.79
Short-term redemption price per share (Note 2) (a)	$16.62

PRICING OF CLASS C SHARES
Net assets applicable to Class C Shares	$19,202,179
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,161,557
Net asset value, offering price and redemption price per share (Note 2)	$16.53
Redemption price per share with CDSC fee (Note 2) (b)	$16.36

(a)	Class P shares of the Fund impose a 1.00% redemption fee on shares redeemed within 60 days of purchase.
(b)

A contingent deferred sales charge (“CDSC”) of 1.00% is charged on Class C shares redeemed within one year of purchase. Redemption price per share is equal to net asset value less any redemption fee or CDSC.

See accompanying notes to financial statements.

1789 GROWTH AND INCOME FUND STATEMENT OF OPERATIONS For the Year Ended October 31, 2021
INVESTMENT INCOME
Dividends	$610,377

EXPENSES
Investment advisory fees (Note 4)	239,431
Distribution fees, Class C (Note 4)	183,423
Service fees (Note 4)	76,618
Trustees’ fees (Note 4)	5,100
TOTAL EXPENSES	504,572

NET INVESTMENT INCOME	105,805

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from investment transactions	2,049,359
Net change in unrealized appreciation (depreciation) on investments	5,910,163
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	7,959,522

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,065,327

See accompanying notes to financial statements.

1789 GROWTH AND INCOME FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended October 31, 2021	Year Ended October 31, 2020
FROM OPERATIONS
Net investment income	$105,805	$187,542
Net realized gains (losses) from investment transactions	2,049,359	(1,542,511)
Net change in unrealized appreciation (depreciation) on investments	5,910,163	(672,331)
Net increase (decrease) in net assets resulting from operations	8,065,327	(2,027,300)

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From distributable earnings
Class P	(85,307)	(171,241)
Class C	(37,202)	(90,361)
Return of Capital
Class P	—	(11,944)
Class C	—	(1,633)
Decrease in net assets from distributions to shareholders	(122,509)	(275,179)

FROM CAPITAL SHARE TRANSACTIONS (Notes 1 and 5)
Class P
Proceeds from shares sold	1,482,952	2,864,031
Net asset value of shares issued in reinvestment of distributions	75,001	159,239
Proceeds from redemption fees collected (Note 2)	—	2,154
Payments for shares redeemed	(4,280,494)	(2,891,606)
Net increase (decrease) in Class P shares capital share transactions	(2,722,541)	133,818

Class C
Proceeds from shares sold	1,052,919	3,710,496
Net asset value of shares issued in reinvestment of distributions	34,373	84,056
Payments for shares redeemed	(2,306,310)	(2,355,422)
Net increase (decrease) in Class C shares capital share transactions	(1,219,018)	1,439,130

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,001,259	(729,531)

NET ASSETS
Beginning of year	28,979,538	29,709,069
End of year	$32,980,797	$28,979,538

See accompanying notes to financial statements.

1789 GROWTH AND INCOME FUND - CLASS P FINANCIAL HIGHLIGHTS
Per share data for a share outstanding throughout each year
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017
Net asset value at beginning of year	$12.97	$13.95	$12.81	$12.60	$11.99

Income (loss) from investment operations:
Net investment income (a)	0.14	0.15	0.24	0.17	0.20
Net realized and unrealized gains (losses) on investments	3.77	(0.96)	1.87	0.20	0.60
Total from investment operations	3.91	(0.81)	2.11	0.37	0.80

Less distributions from:
Net investment income	(0.09)	(0.13)	(0.25)	(0.16)	(0.19)
Net realized gains on investments	—	(0.03)	(0.72)	—	—
Return of capital	—	(0.01)	—	—	—
Total distributions	(0.09)	(0.17)	(0.97)	(0.16)	(0.19)

Proceeds from redemption fees collected (Note 2)	—	0.00 (b)	0.00 (b)	0.00 (b)	—

Net asset value at end of year	$16.79	$12.97	$13.95	$12.81	$12.60

Total return (c)	30.26%	(5.84%)	17.98%	2.88%	6.73%

Net assets at end of year (000’s)	$13,779	$13,047	$14,030	$17,886	$3,753

Ratio of total expenses to average net assets	1.00%	1.00%	1.01%	1.00%	1.01%

Ratio of net investment income to average net assets	0.91%	1.13%	1.84%	1.29%	1.58%

Portfolio turnover rate	10%	5%	18%	120%	7%

(a)	Net investment income per share is based on average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

1789 GROWTH AND INCOME FUND - CLASS C FINANCIAL HIGHLIGHTS
Per share data for a share outstanding throughout each year
	Year Ended October 31, 2021	Year Ended October 31, 2020		Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017
Net asset value at beginning of year	$12.84	$13.85		$12.73	$12.54	$11.94

Income (loss) from investment operations:
Net investment income (loss) (a)	(0.02)	0.02		0.10	0.04	0.07
Net realized and unrealized gains (losses) on investments	3.74	(0.96)		1.87	0.19	0.60
Total from investment operations	3.72	(0.94)		1.97	0.23	0.67

Less distributions from:
Net investment income	(0.03)	(0.04)		(0.13)	(0.04)	(0.07)
Net realized gains on investments	—	(0.03)		(0.72)	—	—
Return of capital	—	(0.00	)(b)	—	—	—
Total distributions	(0.03)	(0.07)		(0.85)	(0.04)	(0.07)

Proceeds from redemption fees collected (Note 2)	—	—		—	—	—

Net asset value at end of year	$16.53	$12.84		$13.85	$12.73	$12.54

Total return (c)	29.02%	(6.79%)		16.80%	1.84%	5.62%

Net assets at end of year (000’s)	$19,202	$15,932		$15,679	$9,981	$8,323

Ratio of total expenses to average net assets	2.00%	2.00%		2.01%	2.00%	2.01%

Ratio of net investment income (loss) to average net assets	(0.10%)	0.15%		0.77%	0.32%	0.58%

Portfolio turnover rate	10%	5%		18%	120%	7%

(a)	Net investment income (loss) per share is based on average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

1789 GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 2021

1. ORGANIZATION

1789 Growth and Income Fund (the “Fund”) is a diversified series of Pinnacle Capital Management Funds Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and organized as a statutory trust under the laws of Delaware by the filing of a Certificate of Trust on July 6, 2010.

The Fund seeks total return comprised of current income, growth of income, and capital appreciation.

The Fund currently offers two classes of shares: Class P shares (sold without any sales loads or distribution fees); and Class C shares (sold subject to a contingent deferred sales charge (“CDSC”) of 1.00% if the shares are redeemed within one year after the original purchase of the shares and a distribution fee of up to 1.00% per annum of the Fund’s average daily net assets attributable to Class C shares).

Each class of shares represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (1) the classes bear differing levels of sales loads and distribution fees and (2) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Fund’s significant accounting policies used in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

SECURITIES VALUATION: The Fund’s portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Common stocks generally are valued using market quotations but may be valued on the basis of prices furnished by a pricing service when Pinnacle Capital Management, LLC (the “Adviser”), the investment adviser to the Fund, believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued at the last quoted sale price. Lacking a last sale price, an equity security is generally valued at its last bid price. Investments representing shares of other open-end investment companies, including money market funds, are valued at their net asset value (“NAV”) as reported by such companies. When using a quoted price and when the market for the security is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). When quotations are not readily available, when the Adviser determines that the market quotation

1789 GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities, if any, typically are valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When the Adviser decides that a price provided by the pricing service does not accurately reflect the market value of the securities, when prices are not readily available from the pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities

●

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly; these inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data

●

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

1789 GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of the Fund’s investments based on the inputs used to value the investments as of October 31, 2021 by security type:

	Level 1	Level 2	Level 3	Total
Common Stocks	$26,419,799	$—	$—	$26,419,799
Money Market Funds	6,452,988	—	—	6,452,988
Total	$32,872,787	$—	$—	$32,872,787

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by sector and industry type. The Fund did not hold derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the year ended October 31, 2021.

SHARE VALUATION: The NAV per share of each class of shares of the Fund is calculated daily by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding, rounded to the nearest cent. The offering price of Class C shares and Class P shares is equal to the NAV per share. The redemption price per share of each class of shares of the Fund is equal to the NAV per share, except that (i) Class C shares are subject to a CDSC of 1.00% on shares redeemed within one year of purchase and (ii) Class P shares are generally subject to a redemption fee of 1.00%, payable to the class, if redeemed within 60 days or less from the date of purchase. During the years ended October 31, 2021 and 2020, proceeds from redemption fees, recorded in capital, totaled $0 and $2,154, respectively, for Class P Shares.

INVESTMENT INCOME: Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. The Fund may invest in real estate investment trusts (“REITs”) that pay distributions to their shareholders based on available funds from operations. It is common for these distributions to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such distribution to be designated as return of capital. Distributions received from REITs are generally recorded as dividend income and, if necessary, are reclassified annually in accordance with tax information provided by the underlying REITs. Discounts and premiums on fixed income securities, if any, are amortized using the interest method. Withholding taxes on foreign dividends, if any, have been recorded in accordance with the Fund’s understanding of the applicable country’s rules and tax rates.

INVESTMENT TRANSACTIONS: Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses on investments sold are determined on a specific identification basis.

1789 GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

ALLOCATIONS BETWEEN CLASSES: Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

DISTRIBUTIONS TO SHAREHOLDERS: Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions are recorded on the ex-dividend date. The tax character of distributions paid during the years ended October 31, 2021 and 2020 was as follows:

Years Ended	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total Distributions
October 31, 2021	$122,509	$—	$—	$122,509
October 31, 2020	$187,541	$74,061	$13,577	$275,179

USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAX: The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from the prior year.

1789 GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis for each item as of October 31, 2021:

Cost of portfolio investments	$24,213,487
Gross unrealized appreciation	$8,719,427
Gross unrealized depreciation	(60,127)
Net unrealized appreciation	8,659,300
Undistributed ordinary income	27,790
Undistributed long-term capital gains	452,219
Distributable earnings	$9,139,309

The difference between the federal income tax cost and the financial statement cost of the Fund’s portfolio investments is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. These timing differences are temporary in nature and are due to the tax deferral of losses on wash sales.

During the year ended October 31, 2021, the Fund utilized $1,542,510 of long-term capital loss carryforwards for federal income tax purposes.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Fund identifies its major tax jurisdictions as U.S. Federal and certain State tax authorities. The Fund is not aware of any tax positions for which it is reasonably likely that the total amounts of unrecognized tax benefits or expenses will change materially in the next twelve months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax expenses as income tax expense on the Statement of Operations. During the year ended October 31, 2021, the Fund did not incur any interest or penalties.

3. INVESTMENT TRANSACTIONS

During the year ended October 31, 2021, the cost of purchases and the proceeds from sales and maturities of investment securities, other than U.S. Government securities and short-term securities, totaled $2,597,019 and $8,724,252, respectively.

1789 GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

4. TRANSACTIONS WITH RELATED PARTIES

A Trustee and certain officers of the Trust are affiliated with the Adviser, Ultimus Fund Solutions, LLC (“Ultimus”), the Fund’s administrator, transfer agent and fund accounting agent, or Pinnacle Investments, LLC (the “Distributor”), the principal underwriter of the Fund’s shares.

INVESTMENT MANAGER: Under the terms of an Investment Management Agreement, the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Board of Trustees. Under the Investment Management Agreement, the Adviser furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. For its services, the Adviser receives an investment advisory fee at the rate of 0.75% per annum of the Fund’s average daily net assets. For the fiscal year ended October 31, 2021, the Adviser earned $239,431 in investment advisory fees.

Under a Services Agreement, the Adviser is obligated to pay all of the operating expenses of the Fund, excluding advisory fees, brokerage fees and commissions, distribution fees, taxes, borrowing costs, fees and expenses of non-interested Trustees of the Trust, dividend expense on securities sold short, the fees and expenses of acquired funds and extraordinary expenses. Under the Services Agreement, the Adviser receives a service fee at the rate of 0.24% per annum of the Fund’s average daily net assets.

DISTRIBUTOR: The Distributor is an affiliate of the Adviser and serves as the principal underwriter of the Fund’s shares pursuant to an agreement with the Trust. The Distributor promotes and sells shares of the Fund on a continuous basis. During the year ended October 31, 2021, the Distributor collected $921 in CDSCs on redemptions of Class C shares of the Fund.

DISTRIBUTION PLAN: The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). Pursuant to the Plan, Class C shares may pay brokers for activities primarily intended to result in the sale of shares. The annual limitation for payment of expenses pursuant to the Plan is 1.00% of average daily net assets attributable to Class C shares. During the year ended October 31, 2021, Class C shares incurred distribution fees of $183,423.

TRUSTEE COMPENSATION: Each Trustee who is not an interested person of the Trust (“Independent Trustee”) receives from the Fund a fee of $500 for each Board meeting attended, either in person or by telephone.

OTHER SERVICE PROVIDER: The Trust has entered into mutual fund services agreements with Ultimus, pursuant to which Ultimus provides day-to-day operational services to the Fund including, but not limited to, accounting, administrative, transfer agent, dividend disbursing, and recordkeeping services. The fees payable to Ultimus are paid by the Adviser (not the Fund).

1789 GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

PRINCIPAL HOLDER OF FUND SHARES: As of October 31, 2021, the following shareholder owned of record 25% or more of the outstanding shares of each class of the Fund:

NAME OF RECORD OWNER	% Ownership
Class P Shares
Wells Fargo Clearing Services (for the benefit of its customers)	77%
Class C Shares
Wells Fargo Clearing Services (for the benefit of its customers)	73%

A beneficial owner of 25% or more of the Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

5. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares were as follows:

	Year Ended October 31, 2021	Year Ended October 31, 2020
CLASS P SHARES	Shares	Shares
Shares sold	95,310	210,250
Shares issued in reinvestment of dividends	5,213	11,721
Shares redeemed	(286,114)	(221,802)
Net increase (decrease) in shares outstanding	(185,591)	169
Shares outstanding, beginning of year	1,006,090	1,005,921
Shares outstanding, end of year	820,499	1,006,090

	Year Ended October 31, 2021	Year Ended October 31, 2020
CLASS C SHARES	Shares	Shares
Shares sold	69,043	280,593
Shares issued in reinvestment of dividends	2,453	6,048
Shares redeemed	(150,533)	(178,374)
Net increase (decrease) in shares outstanding	(79,037)	108,267
Shares outstanding, beginning of year	1,240,594	1,132,327
Shares outstanding, end of year	1,161,557	1,240,594

1789 GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

6. CONTINGENCIES AND COMMITMENTS

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

7. SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

1789 GROWTH AND INCOME FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of 1789 Growth and Income Fund and
Board of Trustees of Pinnacle Capital Management Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of 1789 Growth and Income Fund (the “Fund”) as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2010.

COHEN & COMPANY, LTD.
Chicago, Illinois
December 23, 2021

1789 GROWTH AND INCOME FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, possibly including contingent deferred sales loads and redemption fees, and (2) ongoing costs, including management fees, Rule 12b-1 distribution fees (if applicable to your class) and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table that follows are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (May 1, 2021) and held until the end of the period (October 31, 2021).

The table that follows illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

1789 GROWTH AND INCOME FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

More information about the Fund’s expenses, including historical expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expense Ratio (a)	Expenses Paid During Period (b)
Class P Shares
Based on Actual Fund Return	$1,000.00	$1,057.30	1.01%	$ 5.24
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.11	1.01%	$ 5.14
Class C Shares
Based on Actual Fund Return	$1,000.00	$1,052.20	2.01%	$ 10.40
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,015.07	2.01%	$ 10.21

(a)	Annualized, based on the most recent one-half year expenses.
(b)	Expenses are equal to the annualized expense ratio of each Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

1789 GROWTH AND INCOME FUND
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-229-9448, or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-888-229-9448, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The filings are available upon request by calling 1-888-229-9448. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov.

FEDERAL TAX INFORMATION (Unaudited)

Qualified Dividend Income – The Fund designates 100%, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction – Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal year 2021 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

1789 GROWTH AND INCOME FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board of Trustees has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

Name, Address(a), and Year of Birth	Position(s) with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees
Joseph O. Reagan, MD, 1951	Trustee Chairman	Since 2010 Since 2019	Adjunct Professor, Cornell University’s Sloan School of Management: 2009 to 2015; Practice Consultant, Community General Hospital’s Anesthesia Group: 2008 to 2020; Professor, New York State Office of Professional Medical Conduct: 2015 to 2016.	1	None
Mark E. Wadach 1951	Trustee	Since 2014	Sales Representative for Upstate Utilities Inc. (utilities, telecom and cellular): 2007 to present.	1	NYSA Series Trust (registered investment comapny)
Christopher Wiles 1943	Trustee	Since 2019	Retired, New York State Attorney General’s Office: 2014 – 2018.	1	None
Interested Trustee
Dalton J. Axenfeld (b) 1988	Trustee	Since 2019	CFO, Pinnacle Holding Company, LLC: 2017 – present; Controller, Pinnacle Holding Company, LLC: 2016 – 2017; Senior Auditor, Dannible & McKee, LLP: 2011 – 2016.	1	None

1789 GROWTH AND INCOME FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name, Address(a), and Year of Birth	Position(s) with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Executive Officers
Stephen J. Fauer, CFA 1959	President, Principal Executive Officer	Since 2021	Chief Investment Officer, Pinnacle Capital Management, LLC: 2006 to present.
Paul Tryon, CFA 1975	Treasurer and Chief Financial Officer	Since 2017	Principal, Senior Portfolio Manager, Pinnacle Capital Management, LLC: 2016 to present; Director of Investments, Emerson Investment Management: 2011 to 2016.
Kevin McClelland 1986	Chief Compliance Officer	Since 2012 (CCO Since 2013)	Chief Compliance Officer & Chief Operating Officer, Pinnacle Capital Management, LLC: March 2013 to present.
Jesse D. Hallee 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, 1976	Secretary	Since May 2021	Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC (2019-present); Vice President and Senior Counsel, State Street Bank and Trust Company (2013-2019).

(a)	The address of each Trustee and officer is c/o Pinnacle Capital Management Funds Trust, 507 Plum Street, Suite 120, Syracuse, New York 13204, unless listed otherwise.
(b)	Considered an “interested person” as defined in Section 2(a)(19) of the 1940 Act by virtue of his affiliation with the Adviser.

Additional information about the Trustees and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-888-229-9448.

1789 GROWTH AND INCOME FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Pinnacle Capital Management, LLC (the “Adviser”), 507 Plum Street, Ste. 120, Syracuse, New York 13204, serves as the investment adviser to the 1789 Growth and Income Fund (the “Fund”). The Adviser provides the Fund with a continuous program of investing the Fund’s assets and determining the composition of the Fund’s portfolio. In addition to serving as the investment adviser to the Fund, the Adviser provides investment advisory services to individuals, corporations, pension funds, foundations, endowments, labor unions, insurance companies, healthcare organizations and governments.

The Adviser is subject to the oversight of the Fund and the Fund’s board of trustees (the “Board of Trustees”). The Adviser serves as investment adviser to the Fund pursuant to a written investment management agreement between the Adviser and the Fund dated November 19, 2010 (the “Advisory Agreement”). The Advisory Agreement provides that the Adviser shall not be liable for any loss suffered by the Fund or its shareholders, except by reason of its own willful misfeasance, bad faith or gross negligence, or from its reckless disregard of its duties under the Advisory Agreement. The Advisory Agreement is terminable by the Fund at any time, without penalty, either by action of the Board of Trustees or upon a vote of the holders of a majority of the outstanding voting securities of the Fund upon 60 days’ prior written notice to the Adviser. The Advisory Agreement is also terminable by the Adviser with 60 days’ prior written notice to the Fund, and will terminate automatically in the event of its “assignment,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), including in the event of a change of control or sale of the Adviser. The Advisory Agreement continues in force until November 19, 2022, after which it may be continued from year to year thereafter only as long as such continuance is approved annually by (a) the vote of a majority of the Board of Trustees, including a majority of the Trustees who are not “interested persons,” as defined by the 1940 Act, of the Trust (the “Independent Trustees”); or (b) the vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act).

The Board of Trustees, including a majority of the Independent Trustees voting separately, approved the continuance of the Advisory Agreement for an additional term of one year at a telephonic meeting held on September 23, 2021. In the course of their deliberations, the Independent Trustees were advised by their independent legal counsel of their obligations in determining to approve the Advisory Agreement. The Trustees received and reviewed a substantial amount of information provided by the Adviser in response to requests of the Trustees and counsel.

In considering whether to approve the Advisory Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each Trustee weighed the various factors independently as he deemed appropriate. The Trustees considered the following matters, among other things, in connection with their approval of the Advisory Agreement.

1789 GROWTH AND INCOME FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

Nature, Extent and Quality of Services

The Trustees received and considered information regarding the nature, extent and quality of services provided to the Fund by the Adviser. The Trustees specifically reviewed the qualifications, backgrounds, and responsibilities of the key personnel that oversee the investment management and day-to-day operations of the Fund. The Trustees noted that Mr. Paul Tryon is responsible for the day-to-day management of the Fund and its portfolio. The Trustees considered that the Adviser has a staff of skilled investment professionals who provide research and trading services to the Fund and determined that the Adviser possesses adequate resources to manage the Fund. The Trustees also considered the Adviser’s compliance program and noted the resources it has dedicated towards compliance, including providing a qualified compliance officer to oversee its compliance program. The Trustees also considered the overall investment management capabilities of the Adviser and its ongoing financial commitment to the Fund. The Trustees considered the Adviser’s responsibilities with regards to brokerage selection and best execution and were mindful that the Adviser does not enter into any “soft dollar” arrangements on behalf of the Fund.

Investment Performance of the Fund

The Trustees compared the Fund’s returns to the returns of its benchmark, the S&P 500 Index. The Trustees also compared the Fund’s performance to other domestic growth and income funds of similar size with similar investment styles, and the Adviser’s separately managed accounts that are managed in a similar investment style (the “Composite Returns”), as included in the Board Materials. In reviewing the comparative performance, the Board considered that the annual returns for the Fund’s Class C and Class P shares for the period ended June 30, 2021 were both lower than the average and median returns for the one-year period ended June 30, 2021 for the Fund’s peer group, the “Large Value Category” with less than $40 million in assets as derived from Morningstar, Inc. (the “peer group”). The Board also considered the returns for the Fund’s Class C and Class P shares for the three-year period ended June 30, 2021 as compared to the Fund’s peer group. The Board noted that the returns for the Fund’s Class C and Class P shares for the three-year period ended June 30, 2021 were both lower than the average and median returns for the three-year period ended June 30, 2021 for the peer group. The Board also noted that the Fund’s investment objective and strategy had changed in August of 2013 from a balanced fund to a growth and income fund and the impact that this change had on the historical performance of the Fund. The Board further discussed the conversion and closing of the Class A shares in 2017, and the impact of the conversion and closure of that class on the Fund. The Board also noted the impact of a portfolio manager change when Mr. Tryon assumed the role of the Fund’s principal portfolio manager in December 2017.

1789 GROWTH AND INCOME FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

Expenses

The Board considered statistical information regarding the Fund’s expense ratio and its various components, including the contractual advisory fee, as compared to its peer group, as defined above. The Trustees noted that the overall expense ratio of the Fund’s Class P shares was lower than the average expense ratio and slightly higher than the median expense ratio for the peer group, according to the Board Materials. The Trustees then noted that the overall expense ratio of the Fund’s Class C shares was higher than the average and median expense ratios for the peer group, according to the Board Materials. The Board considered that, according to the services agreement between the Trust and the Adviser, in return for a service fee paid by the Fund, the Adviser pays all operating expenses of the Fund excluding advisory fees; brokerage fees and commissions; fees paid pursuant to the Fund’s Plan of Distribution Pursuant to Rule 12b-1 (“12b-1 fees”); taxes; borrowing costs; fees and expenses of the Independent Trustees; and the fees and expenses of acquired funds and extraordinary expenses.

Investment Advisory Fee Rates

The Trustees reviewed and considered the proposed contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services. Additionally, the Trustees received and considered information comparing the Fund’s advisory fee rate with those of the other funds in its peer group, as defined above. The Trustees noted that the advisory fee rate for the Fund was higher than the median and average rates for the peer group presented, as included in the Board Materials.

The Trustees reviewed the Adviser’s financial statements and discussed its financial condition. It was noted that the Adviser experienced a profit in 2020, which was the fourth year in a row the Adviser had experienced a profit, and that the Adviser experienced a profit in the first six months of 2021. It was also noted that the Distributor was profitable in 2020 and in the first six months of 2021, and the Trustees reviewed the Distributor’s Income Statement for the year ended December 31, 2020 which was included in the Board Materials. In addition, the Trustees reviewed the Distributor’s financial information through June 30, 2021, which was also included in the Board Materials. It was noted that the Adviser and the Distributor are both wholly-owned subsidiaries of Pinnacle Holding Company, whose management remains fully committed to supporting the Adviser. The Trustees discussed the level of the Fund’s assets, the projected profits of the Adviser and the other ancillary benefits that the Adviser may receive by providing advisory services to the Fund. The Trustees further considered the Adviser’s commitment to continue to grow assets in the Fund and the Adviser’s representation that it has adequate financial resources to continue to provide service to the Fund.

1789 GROWTH AND INCOME FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

Economies of Scale

The Trustees noted that the investment advisory fee schedule for the Fund does not contain breakpoints; however, the Trustees discussed the fact that the Fund’s assets have not grown to an extent that permits it to realize any meaningful economies of scale at this time. The Trustees observed that as the assets of the Fund grow, this factor will become more relevant to their consideration process.

Conclusion

The Trustees determined that the overall arrangement between the Fund and the Adviser, as provided in the Advisory Agreement, was fair and reasonable and that approval of the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

1789 GROWTH AND INCOME FUND
LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Funds’ Board of Trustees approved the appointment of a committee to serve as Liquidity Program Administrator (LPA), which committee includes representatives from the Fund’s Adviser. The LPA is responsible for the program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the program’s operation and effectiveness. The Liquidity Assessment written report that was presented to the Board of Trustees at the September 23, 2021 Board meeting covered the period from June 1, 2020 to May 31, 2021 (the “Review Period”).

During the Review Period, the Fund did not experience unusual stress or disruption to its operations related to purchase and redemption activity. Also, during the Review Period, the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. During the Review Period, the Fund did not hold illiquid securities and the Fund was not required to establish a highly liquid investment minimum. The Report concluded that the Fund takes a number of factors into consideration when determining the best methods for managing the liquidity of the portfolio and that the Fund’s liquidity risk was low during the Review Period.

INVESTMENT ADVISER

Pinnacle Capital Management, LLC

507 Plum Street, Suite 120

Syracuse, NY 13204

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

151 North Franklin Street, Suite 575

Chicago, IL 60606

LEGAL COUNSEL

Bond Schoeneck & King PLLC

One Lincoln Center

110 West Fayette Street

Syracuse, NY 13202

CUSTODIAN

U.S. Bank, N.A.

425 Walnut Street

Cincinnati, OH 45202

TRANSFER AGENT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

DISTRIBUTOR

Pinnacle Investments, LLC

507 Plum Street, Suite 120

Syracuse, NY 13204

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

PCM-AR-21

(b)	Not applicable.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant's code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant's board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee. The audit committee determined that, although none of its members meet the technical definition of an audit committee financial expert, the members have sufficient financial expertise to address any issues that are likely to come before the committee.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $14,500 and $14,500 with respect to the registrant's fiscal years ended October 31, 2021 and October 31, 2020, respectively.

(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $3,000 and $2,500 with respect to the registrant's fiscal years ended October 31, 2021 and October 31, 2020, respectively. The services comprising these fees relate to tax preparation of the registrant's federal income and excise tax returns.

(d)	All Other Fees. With respect to the fiscal year ended October 31, 2021 and October 31, 2020, the aggregate fees billed by the principal accountant for audit services rendered to the registrant's investment adviser was $15,000 and $39,500, respectively.

(e)(1)	The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	With respect to the fiscal years ended October 31, 2021 and October 31, 2020, aggregate non-audit fees of $3,000 and $2,500, respectively, were billed by the registrant's accountant for services rendered to the registrant. With respect to the fiscal years ended October 31, 2021 and October 31, 2020, aggregate non-audit fees of $5,000 and $11,500, respectively, were billed by the registrant's accountant for services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The registrant's audit committee of the board of trustees determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	See Schedule I (Investments in securities of unaffiliated issuers)

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The Nominating and Corporate Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder if such recommendation contains: (i) sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner as determined by the Nominating and Corporate Governance Committee in its discretion. Shareholders shall be directed to address any such recommendations in writing to the attention of the Nominating and Corporate Governance Committee, c/o the Secretary of the Trust. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant's principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant's independent public accountants: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH Code of Ethics

Exhibit 99.CERT Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Pinnacle Capital Management Funds Trust

By (Signature and Title)*		/s/ Stephen Fauer

Stephen Fauer, President

Date	January 3, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Stephen Fauer

Stephen Fauer, President

Date	January 3, 2022

By (Signature and Title)*		/s/ Paul A. Tryon

Paul A. Tryon, Treasurer and Principal Financial Officer

Date	January 3, 2022

* Print the name and title of each signing officer under his or her signature.